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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)      April 22, 2004
                                                   --------------------------

                                Merck & Co., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

                1-3305                                   22-1109110
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       (Commission File Number)             (I.R.S. Employer Identification No.)

       One Merck Drive, PO Box 100, Whitehouse Station, NJ      08889-0100
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            (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, Including Area Code         (908) 423-1000
                                                   -----------------------------
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Item 7. Financial Statements and Exhibits.

   (c)  Exhibits

   Exhibit 99.1 Press release issued April 22, 2004 regarding earnings for first quarter 2004

   Exhibit 99.2 Certain supplemental information not included in the press release



Item 9.   Regulation FD Disclosure; and

Item 12.  Results of Operations and Financial Condition.

The following information is being furnished pursuant to both Item 9 and Item
12.

Incorporated by reference is a press release issued by the Registrant on April 22, 2004, regarding earnings for the first quarter 2004, attached as Exhibit
99.1. Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99.2.

This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Merck & Co., Inc.




Date:  April 22, 2004                    By: /s/ Debra A. Bollwage
                                             -----------------------
                                                 DEBRA A. BOLLWAGE
                                                 Assistant Secretary
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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
 99.1             Press release issued April 22, 2004 regarding earnings for first quarter 2004

 99.2 Certain supplemental information not included in the press release